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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2001

TriQuint Semiconductor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (503) 615-9000

Not applicable

(Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On July 19, 2001, TriQuint Semiconductor, Inc. ("TriQuint") completed its acquisition of Sawtek Inc. ("Sawtek"). The acquisition was completed following the approval of the stockholders of TriQuint and Sawtek at stockholders' meetings held by each company on July 19, 2001. The merger was effected by merging Sawtek with and into a wholly owned subsidiary of TriQuint, Timber Acquisition Corp., with Sawtek surviving as a wholly owned subsidiary of TriQuint. The merger is intended to qualify as a tax-free reorganization, and TriQuint will account for the acquisition as a pooling of interests.

    Each share of Sawtek common stock outstanding immediately before the merger was converted into 1.1507 shares of TriQuint common stock. TriQuint assumed each option and warrant to purchase Sawtek common stock outstanding immediately before the merger, with the number of shares of TriQuint common stock and the exercise price adjusted by the exchange ratio used in the merger. In connection with the merger, TriQuint issued approximately 49 million shares of common stock in exchange for all outstanding shares of Sawtek capital stock, and converted all outstanding Sawtek options and warrants into options and warrants to purchase approximately 2.6 million shares of TriQuint common stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)
Financial Statements of Businesses Acquired.

  The following consolidated financial statements of Sawtek Inc, are file as part of its annual report on Form 10-K for the year ended September 30, 2000, filed November 13, 2000 and are hereby incorporated by reference to such report:

  Report of Ernst & Young LLP, Independent Auditors

  Consolidated Balance Sheet as of September 30, 1999 and 2000

  Consolidated Statements of Income for the Years Ended September 30, 1998, 1999 and 2000

  Consolidated Statements of Shareholders' Equity for the Years Ended September 30, 1998, 1999 and 2000

  Consolidated Statements of Cash Flows for the Years Ended September 30, 1998, 1999 and 2000

  Notes to Consolidate Financial Statements

  The following condensed consolidated financial statements of Sawtek Inc. are filed as part of its quarterly report on Form 10-Q for the quarter ended March 31, 2001, filed April 27, 2001 and are hereby incorporated by reference:

  Condensed Consolidated Balance Sheet at March 31, 2001 CCondensed Consolidated Statements of Income for the Three Months Ended March 31, 2000 and 2001, and for the Six Months Ended March 31, 2000 and 2001

  Condensed Consolidated Statements of Cash Flows for the Six Months Ended March 31, 2000 and 2001

  Notes to Condensed Consolidated Financial Statements

(b)
Pro Forma Financial Information.

  The following pro forma financial information of TriQuint Semiconductor, Inc. is filed as part of its Registration Statement on Form S-4, filed June 1, 2001, as amended (File No. 333-62062), and is hereby incorporated by reference:

  Unaudited Pro Forma Combined Balance Sheet as of March 31, 2001

  Unaudited Pro Forma Combined Statements of Operations for the Three Months Ended March 31, 2001

  Unaudited Pro Forma Combined Statements of Operations

  Notes to Unaudited Pro Forma Combined Financial Statements

(c)
Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young, Independent Auditors
99.1	Press Release dated July 19, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIQUINT SEMICONDUCTOR, INC.
Dated: July 26, 2001	By:	/s/ STEVEN J. SHARP Steven J. Sharp Chairman of the Board, Chief Executive Officer and Director

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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES